# NP-89 Limited Dividend Housing Association Limited Partnership
## (a Michigan Limited Partnership)
## HUD Project No. 044-44381-LD

**Financial Statements and Supporting Data Required by the United States Department of Housing and Urban Development**

**Year Ended December 31, 2006**

# NP-89 Limited Dividend Housing Association Limited Partnership
## (a Michigan Limited Partnership)
## HUD Project No. 044-44381-LD

Contents

| | |
|---|---|
| **Independent Auditors' Report** | 3 |
| **Financial Statements** | |
| Balance Sheet | 4 |
| Statement of Profit and Loss | 5-6 |
| Statement of Changes in Partners' Equity | 7 |
| Statement of Cash Flows | 8-9 |
| **Summary of Accounting Policies** | 10-11 |
| **Notes to Financial Statements** | 12-14 |
| **Supporting Data Required by the United States Department of Housing and Urban Development** | |
| Supporting Data Required by HUD | 16 |
| Computation of Surplus Cash, Distributions and Residual Receipts (Year End) | 17 |
| Computation of Surplus Cash, Distributions and Residual Receipts - (Mid Year) | 18 |
| **Independent Auditors' Report on Internal Control (Combined Report Applicable to Internal Control Over Financial Reporting Based on an Audit of Financial Statements and Internal Control Over Compliance for HUD-Assisted Programs)** | 19-20 |
| **Independent Auditors' Report on Compliance with Specific Requirements Applicable to Major HUD Programs** | 21 |
| **Independent Auditors' Report on Compliance with Specific Requirements Applicable to Fair Housing and Non-Discrimination** | 22 |
| **Certification of Partners** | 23 |
| **Management Agent's Certification** | 24 |
| **Electronic Submission** | 25-38 |

BDO
BDO Seidman, LLP
Accountants and Consultants

755 West Big Beaver, Suite 1900
Troy, Michigan 48084-4906
Telephone: (248) 362-2100
Fax: (248) 362-4459

# Independent Auditors' Report

To the Partners of
NP-89 Limited Dividend Housing Association
Limited Partnership

We have audited the accompanying balance sheet of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD as of December 31, 2006 and the related statements of profit and loss, changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated March 9, 2007, on our consideration of NP-89 Limited Dividend Housing Association Limited Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on pages 16-18 and pages 25-38) is presented for purposes of additional analysis and is not a required part of the basic financial statements of NP-89 Limited Dividend Housing Association Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

BDO Seidman, LLP

March 9, 2007

| *December 31,* | 2006 |
|---|---|
| **Assets** | |
| **Current Assets** | |
| 1120 Cash - operations | $ 9,038 |
| 1125 Cash - entity | 81,899 |
| 1130 Accounts receivable - tenant/member | 301 |
| 1135 Accounts receivable - HUD | 4,542 |
| 1170 Short-term investments - operations | 37,614 |
| 1200 Miscellaneous prepaid expenses | 19,657 |
| **Total Current Assets** | 153,051 |
| **Deposits** | |
| 1191 Tenant security deposits held in trust (Note 3) | 35,628 |
| 1310 Escrows | 37,089 |
| 1320 Replacement reserve (Note 2) | 133,322 |
| **Total Deposits** | 206,039 |
| **Fixed Assets** (Note 1) | |
| 1410 Land | 150,000 |
| 1420 Building | 7,557,185 |
| 1450 Furniture for project/tenant use | 292,139 |
| **Total Fixed Assets** | 7,999,324 |
| 1495 Less accumulated depreciation | (4,347,376) |
| **Net Fixed Assets** | 3,651,948 |
| 1520 Intangible assets, net of accumulated amortization of $53,843 | 25,546 |
| **Total Assets** | $ 4,036,584 |

# NP-89 Limited Dividend
# Housing Association Limited Partnership
# (a Michigan Limited Partnership)
# HUD Project No. 044-44381-LD

## Balance Sheet

| *December 31,* | | 2006 |
|---|---|---|
| **Liabilities and Partners' Equity** | | |
| **Current Liabilities** | | |
| 2110 Accounts payable - operations | $ | 62,770 |
| 2120 Accrued wages | | 8,122 |
| 2123 Accrued management fee payable | | 845 |
| 2130 Accrued interest payable - S236 | | 3,998 |
| 2170 Mortgage payable - first mortgage (short-term) (Note 1) | | 109,923 |
| 2172 Mortgage payable - second mortgage (short-term) (Note 1) | | 76,802 |
| 2191 Tenants' security deposits (Note 3) | | 31,343 |
| 2210 Prepaid revenue | | 857 |
| **Total Current Liabilities** | | 294,660 |
| **Long-Term Liabilities** (Note 1) | | |
| 2320 Mortgage payable - first mortgage, less current portion | | 1,971,669 |
| 2322 Mortgage payable - second mortgage, less current portion | | 1,124,483 |
| **Total Long-Term Liabilities** | | 3,096,152 |
| **Total Liabilities** | | 3,390,812 |
| **Contingency** (Note 8) | | |
| 3130 **Partners' Equity** | | 645,772 |
| **Total Liabilities and Partners' Equity** | $ | 4,036,584 |

*See accompanying summary of accounting policies and notes to financial statements.*

# NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership)
# HUD Project No. 044-44381-LD

## Statement of Profit and Loss

| For Month/Period Beginning: January 1, 2006 | Ending: December 31, 2006 | | | |
|---|---|---|---|---|
| **Part 1** | Description of Account | Acct. No. | Amount | |
| **Rent Revenue 5100** | Rent Revenue - Gross Potential | 5120 | $ 300,737 | |
| | Tenant Assistance Payments | 5121 | $ 914,911 | |
| | Rent Revenue - Stores and Commercial | 5140 | $ - | |
| | Garage and Parking Spaces | 5170 | $ - | |
| | Flexible Subsidy Revenue | 5180 | $ - | |
| | Miscellaneous Rent Revenue | 5190 | $ - | |
| | Excess Rent | 5191 | $ - | |
| | Rent Revenue/Insurance | 5192 | $ - | |
| | Special Claims Revenue | 5193 | $ 1,921 | |
| | Retained Excess Income | 5194 | $ 476 | |
| | Lease Revenue (Nursing Homes) | 5195 | $ - | |
| | **Total Rent Revenue** | 5100T | | $ 1,218,045 |
| **Vacancies 5200** | Apartments | 5220 | ( 25,792) | |
| | Stores and Commercial | 5240 | - | |
| | Rental Concessions | 5250 | - | |
| | Garage and Parking Spaces | 5270 | - | |
| | Miscellaneous | 5290 | - | |
| | **Total Vacancies** | 5200T | | ( 25,792) |
| | **Net Rental Revenue** (Rent Revenue Less Vacancies) | 5152N | | $ - |
| | **Nursing Homes/Assisted Living/Board and Care/Other Elderly Care/Coop/and Other Revenues** | 5300 | | $ 1,192,253 |
| **Financial Revenue 5400** | Financial Revenue-Project Operations | 5410 | $ 1,601 | |
| | Revenue from Investments-Residual Receipts | 5430 | $ - | |
| | Revenue from Investments-Replacement Reserve | 5440 | $ 5,360 | |
| | Revenue from Investments-Miscellaneous | 5490 | $ - | |
| | **Total Financial Revenue** | 5400T | | $ 6,961 |
| **Other Revenue 5900** | Laundry and Vending Revenue | 5910 | $ 373 | |
| | Tenant Charges | 5920 | $ 6,187 | |
| | Interest Reduction Payments Revenue | 5945 | $ - | |
| | Miscellaneous Revenue **(Eviction Fees)** | 5990 | $ 3,384 | |
| | **Total Other Revenue** | 5900T | | $ 9,944 |
| | **Total Revenue** | 5000T | | $ 1,209,158 |
| **Administrative Expenses 6200/6300** | Conventions and Meetings | 6203 | $ - | |
| | Management Consultants | 6204 | $ - | |
| | Advertising and Marketing | 6210 | $ 1,549 | |
| | Other Renting Expenses | 6250 | $ 2,927 | |
| | Office Salaries | 6310 | $ 62,081 | |
| | Office Expenses | 6311 | $ 18,710 | |
| | Office or Model Apartment Rent | 6312 | $ - | |
| | Management Fee | 6320 | $ 76,909 | |
| | Manager or Superintendent Salaries | 6330 | $ - | |
| | Administrative Rent Free Unit | 6331 | $ - | |
| | Legal Expense - Project | 6340 | $ 3,155 | |
| | Audit Expense | 6350 | $ 6,880 | |
| | Bookkeeping Fees/Accounting Services | 6351 | $ 10,483 | |
| | Bad Debts | 6370 | $ 9,436 | |
| | Miscellaneous Administrative Expenses | 6390 | $ 1,753 | |
| | **Total Administrative Expenses** | 6263T | | $ 193,883 |

# NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) HUD Project No. 044-44381-LD

## Statement of Profit and Loss

| | | | | | |
|---|---|---|---|---|---|
| **Utilities Expense 6400** | Fuel Oil/Coal | | 6420 | $ - | |
| | Electricity | | 6450 | $ 13,784 | |
| | Water | | 6451 | $ 19,241 | |
| | Gas | | 6452 | $ 121,950 | |
| | Sewer | | 6453 | $ 32,153 | |
| | **Total Utilities Expense** | | 6400T | | $ 187,128 |
| **Operating and Maintenance Expenses 6500** | Payroll | | 6510 | $ 112,465 | |
| | Supplies | | 6515 | $ 80,554 | |
| | Contracts | | 6520 | $ 56,005 | |
| | Operating and Maintenance Rent Free Unit | | 6521 | $ - | |
| | Garbage and Trash Removal | | 6525 | $ 11,870 | |
| | Security Payroll/Contract | | 6530 | $ 8,259 | |
| | Security Rent Free Unit | | 6531 | $ - | |
| | Heating/Cooling Repairs and Maintenance | | 6546 | $ 1,535 | |
| | Snow Removal | | 6548 | $ 5,632 | |
| | Vehicle Maintenance and Equipment Operation and Repairs | | 6570 | $ 6,310 | |
| | Miscellaneous Operating and Maintenance Expenses | | 6590 | $ - | |
| | **Total Operating and Maintenance Expenses** | | 6500T | | $ 282,630 |
| **Taxes and Insurance 6700** | Real Estate Taxes | | 6710 | $ 38,797 | |
| | Payroll Taxes (Project's share) | | 6711 | $ 21,853 | |
| | Property and Liability Insurance (Hazard) | | 6720 | $ 31,438 | |
| | Fidelity Bond Insurance | | 6721 | $ 934 | |
| | Workmen's Compensation | | 6722 | $ 7,144 | |
| | Health Insurance and Other Employee Benefits | | 6723 | $ 21,680 | |
| | Miscellaneous Taxes, Licenses, Permits and Insurance | | 6790 | $ 506 | |
| | **Total Taxes and Insurance** | | 6700T | | $ 122,352 |
| **Financial Expenses 6800** | Interest on Mortgage Payable | | 6820 | $ 53,719 | |
| | Interest on Notes Payable (Long-Term) | | 6830 | $ - | |
| | Interest on Notes Payable (Short-Term) | | 6840 | $ - | |
| | Mortgage Insurance Premium/Service Charge | | 6850 | $ 16,808 | |
| | Miscellaneous Financial Expenses | | 6890 | $ - | |
| | **Total Financial Expenses** | | 6800T | | $ 70,527 |
| | **Nursing Homes/Assisted Living/Board and Care/Other Elderly Care Expenses** | | 6900 | | $ |
| | **Total Cost of Operations before Depreciation** | | 6000T | | $ 856,520 |
| | **Profit (Loss) before Depreciation** | | 5060T | | $ 352,638 |
| | Depreciation Expenses | | 6600 | | $( 304,098) |
| | Amortization Expense | | 6610 | | $( 3,945) |
| | **Operating Profit or (Loss)** | | 5060N | | $ 44,595 |
| **Corporate or Mortgagor Entity Expenses 7100** | Entity Revenue | | 7105 | $ 1,650 | |
| | Officer Salaries | | 7110 | $ - | |
| | Legal Expenses (Entity) | | 7120 | $ - | |
| | Federal, State, and Other Income Taxes | | 7130 | $ - | |
| | Interest on Notes Payable | | 7141 | $ - | |
| | Interest on Mortgage Payable | | 7142 | $ - | |
| | Other Expense (Note 4) | | 7190 | $( 38,179) | |
| | **Net Entity Expenses** | | 7100T | | $( 36,529) |
| | **Profit or Loss (Net Income or Loss)** | | 3250 | | $ 8,066 |

*See accompanying summary of accounting policies and notes to financial statements.*

**NP-89 Limited Dividend**
**Housing Association Limited Partnership**
**(a Michigan Limited Partnership)**
**HUD Project No. 044-44381-LD**

## Statement of Changes in Partners' Equity
## Year Ended December 31, 2006

| | *Total* | *General Partner* | *Limited Partner* |
|---|---|---|---|
| **Balance,** January 1, 2006 | **$ 647,706** | $ 101,056 | $ 546,650 |
| Distributions | **(10,000)** | - | (10,000) |
| Net profit | **8,066** | 81 | 7,985 |
| **Balance,** December 31, 2006 | **$ 645,772** | $ 101,137 | $ 544,635 |

*See accompanying summary of accounting policies and notes to financial statements.*

**NP-89 Limited Dividend
Housing Association Limited Partnership
(a Michigan Limited Partnership)
HUD Project No. 044-44381-LD**

## Statement of Cash Flows
## Year Ended December 31, 2006

| | *Cash - Operations* | *Cash - Partnership* | *Total* |
|---|---|---|---|
| **Cash Flows From Operating Activities** | | | |
| Rental | $ 1,189,972 | $ - | $ 1,189,972 |
| Interest receipts | 6,961 | 1,650 | 8,611 |
| Miscellaneous | 211,053 | - | 211,053 |
| | 1,407,986 | 1,650 | 1,409,636 |
| Administrative | (55,612) | - | (55,612) |
| Management fees | (78,401) | - | (78,401) |
| Utilities | (190,890) | - | (190,890) |
| Salaries and wages | (179,671) | - | (179,671) |
| Operating and maintenance | (116,610) | - | (116,610) |
| Real estate taxes | (38,797) | - | (38,797) |
| Payroll taxes | (21,853) | - | (21,853) |
| Property insurance | (30,945) | - | (30,945) |
| Miscellaneous taxes and insurance | (30,264) | (15) | (30,279) |
| Mortgage insurance | (16,446) | - | (16,446) |
| Tenant security deposits | (2,569) | - | (2,569) |
| Interest on mortgage note and note payable | (255,854) | - | (255,854) |
| Entity expenses | - | (38,164) | (38,164) |
| **Net Cash Provided By (Used In) Operating Activities** | 390,074 | (36,529) | 353,545 |
| **Cash Flows From Investing Activities** | | | |
| Purchases of fixed assets | (112,091) | - | (112,091) |
| Increase in the reserve for replacement | (25,064) | - | (25,064) |
| Decrease in escrows | 1,211 | - | 1,211 |
| **Net Cash Used In Investing Activities** | (135,944) | - | (135,944) |
| **Cash Flows From Financing Activities** | | | |
| Mortgage principal payments | (173,423) | - | (173,423) |
| Distribution to partner | - | (10,000) | (10,000) |
| Deposit to partnership account | (118,491) | 118,491 | - |
| **Net Cash (Used In) Provided By Financing Activities** | (291,914) | 108,491 | (183,423) |
| **Net (Decrease) Increase In Cash and Cash Equivalents** | (37,784) | 71,962 | 34,178 |
| **Cash and Cash Equivalents,** beginning of year | 84,436 | 9,937 | 94,373 |
| **Cash and Cash Equivalents,** end of year | $ 46,652 | $ 81,899 | $ 128,551 |

*See accompanying summary of accounting policies and notes to financial statements.*

# NP-89 Limited Dividend
# Housing Association Limited Partnership
## (a Michigan Limited Partnership)
## HUD Project No. 044-44381-LD

## Statement of Cash Flows
## Year Ended December 31, 2006

| | *Cash - Operations* | *Cash - Partnership* | *Total* |
|---|---|---|---|
| **Reconciliation Of Net Income (Loss) To Net Cash Used In Operating Activities** | | | |
| Net income (loss) | $ 44,580 | $ (36,514) | $ **8,066** |
| Adjustments to reconcile net loss to net cash used in operating activities | | | |
| Depreciation and amortization | 308,043 | - | **308,043** |
| Decrease in accounts receivable | 891 | - | **891** |
| Decrease in prepaid expenses | 861 | - | **861** |
| Increase in tenant security deposits held in trust | (1,188) | - | **(1,188)** |
| Increase in trade accounts payable | 40,815 | - | **40,815** |
| Increase in accrued expenses | 632 | (15) | **617** |
| Decrease in tenant security deposits | (1,381) | - | **(1,381)** |
| Decrease in prepaid revenues | (3,179) | - | **(3,179)** |
| **Net Cash Provided By (Used In) Operating Activities** | $ 390,074 | $ (36,529) | $ **353,545** |

*See accompanying summary of accounting policies and notes to financial statements.*

## Summary of Accounting Policies

**Organization**

The Partnership was formed as a limited partnership under the laws of the State of Michigan on October 5, 1989 for the purpose of acquiring, maintaining and operating a rental housing project, pursuant to Section 236 of the National Housing Act. Such projects are regulated by the U.S. Department of Housing and Urban Development (HUD) as to rent charges and operating methods. The project consists of 168 units, known as NP-89 Limited Dividend Housing Association Limited Partnership and is located in Clinton Township, Michigan.

Cash distributions are limited by agreements between the Partnership and HUD to $21,253 per year to the extent of surplus cash as defined by HUD. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements.

**Fixed Assets and Depreciation**

Fixed assets are recorded at cost. Depreciation is computed over the estimated useful lives of the assets using straight-line and accelerated methods.

**Tax Abatement Program**

The project is a participant in a tax abatement program providing for payments in lieu of taxes ("PILOT"). The payments are computed as 4 percent of net rental income less utilities expense and bad debts. The payments are deducted in the statement of profit and loss in the year in which the rental income is earned.

**Partnership Allocation**

Income or loss of the Partnership is allocated one percent to the general partner and 99 percent to the limited partner. Distributable net cash flow, as defined by the Partnership agreement, is distributable one percent to the general partner and 99 percent to the limited partner.

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns.

## Summary of Accounting Policies

**Use of Estimates**

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

**Cash Equivalents**

For purposes of the statement of cash flows, the Partnership considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. These investments are classified as a current asset under the category short-term investments on the balance sheet.

**1. Mortgage Payable**

The first mortgage in the original amount of $3,285,000 is insured by the Federal Housing Administration (FHA), and is payable in monthly principal and interest installments of $7,241, net of an interest reduction subsidy through December 2007. The note bears interest at 8.75% per annum. However, HUD through the interest reduction subsidy, reduces the interest rate to an effective annual rate of 1%. The outstanding balance on the first mortgage totaled $2,081,592 at December 31, 2006.

During September 2003, the Partnership refinanced its outstanding second mortgage by obtaining a new second mortgage note in the amount of $1,444,100. The note is payable in monthly installments of principal and interest of approximately $11,796, through June 2018. The note bears interest at 5.55% per annum. The outstanding balance on the second mortgage totaled $1,201,285 at December 31, 2006.

The liability of the Partnership under the mortgage notes is limited to the underlying value of the real estate collateral plus other amounts deposited with the lenders.

Maturities of the first and second mortgages payable for the five years following December 31, 2006 are as follows: 2007 - $186,725; 2008 - $201,111; 2009 - $216,658; 2010 - $233,463; and 2011 - $252,205.

**2. Reserve for Replacements**

The reserve for replacement is controlled by the mortgagee for the benefit of the project. Disbursements may be made for capital expenditures, such as the replacement of assets, upon written approval by HUD. As required by the regulatory agreement, the reserve for replacement must be funded monthly. As of December 31, 2006, this account was funded as required.

**3. Tenant Security Deposits**

HUD regulations require that any funds collected as security deposits shall be kept separate and apart from all other partnership funds in a trust account. At December 31, 2006, the Partnership had funded the following:

| | | |
|---|---|---|
| **Required Funding at December 31, 2006** | $ | 31,343 |
| **Funded at December 31, 2006** | | |
| Deposits held in trust | $ | 35,628 |

**4. Related Party Transactions**

*Partnership Administration Fees*

The Partnership has entered into a Partnership Administration Services agreement with the general partner for its services in managing the business of the Partnership. The annual fee is equal to 50% of net cash flow available for distribution as defined in the Partnership agreement subject to the availability of surplus cash, up to a maximum of $25,000 per year. If in any year, 50% of net cash flow available for distribution is in excess of $25,000, then such excess will be paid to the general partner to the extent the partnership administration fee paid in any prior year was less than $25,000 and such shortfall has not previously been paid. During 2006 the general partner was paid the $28,050.

In addition, the general partner will receive an Annual Incentive Partnership Administration Fee up to a maximum of $10,000 per year. This fee is to be paid solely from the net cash flow available for distribution as defined in the Partnership agreement and is subject to the availability of surplus cash. No shortfall in this fee shall be paid in subsequent years. During 2006, the general partner was paid the $10,000 Incentive Partnership Administration Fee.

**5. Management Fees**

The property is managed pursuant to a management agreement. Management fees are payable at 6.45% of rental revenue and other income collected. Management fees charged to operations in 2006 totaled $76,909. In 2006, the property manager charged the property $10,483 for bookkeeping and accounting services.

| | |
|---|---|
| **6. Housing Assistance Payment Contract Agreements** | The Federal Housing Administration (FHA) has contracted with the Partnership under Section 8 of Title II of the Housing and Community Development Act of 1974 to make housing assistance payments to the Partnership on behalf of qualified tenants. The agreement expires June 30, 2009. |
| **7. Supplemental Disclosure of Cash Flow Information** | During 2006, the Partnership paid $54,745 for interest. |

# NP-89 Limited Dividend Housing Association Limited Partnership
## (a Michigan Limited Partnership)
## HUD Project No. 044-44381-LD

**Supporting Data Required by the United States Department of Housing and Urban Development**

**Year Ended December 31, 2006**

# NP-89 Limited Dividend
# Housing Association Limited Partnership
# (a Michigan Limited Partnership)
# HUD Project No. 044-44381-LD

## Supporting Data Required by HUD
## Year Ended December 31, 2006

**A. Reserve Funds**

**Reserve for Replacement**

In accordance with the provisions of the Regulatory Agreement, restricted cash is held by Heartland Bank to be used for replacement of property with the approval of HUD as follows:

| | |
|---|---|
| **Balance,** beginning of year | $ 108,258 |
| Monthly deposits ($1,642 x 12) | 19,704 |
| Interest earnings | 5,360 |
| Draws | - |
| **Balance,** end of year | $ 133,322 |

**B. Changes In Fixed Assets**

| | *Land* | *Building* | *Furniture for Project/Tenant Use* | *Totals* |
|---|---|---|---|---|
| **Balance,** January 1, 2006 | $ 150,000 | $ 7,466,928 | $ 270,305 | **$ 7,887,233** |
| Additions | | 90,257 | 21,834 | **112,091** |
| **Balance,** December 31,2006 | $ 150,000 | $ 7,557,185 | $ 292,139 | **$ 7,999,324** |
| **Accumulated Depreciation** | | | | |
| **Balance,** January 1, 2006 | $ - | $ 3,832,504 | $ 210,774 | **$ 4,043,278** |
| Current provisions | - | 272,602 | 31,496 | **304,098** |
| **Balance,** December 31, 2006 | $ - | $ 4,105,106 | $ 242,270 | **$ 4,347,376** |
| **Net Book Value,** December 31, 2006 | $ 150,000 | $ 3,452,079 | $ 49,869 | **$ 3,651,948** |

**C. Supplemental Item Not Applicable to this Project**

Residual receipts

**Computation of Surplus Cash, Distributions and Residual Receipts**

| Project Name: NP-89 Limited Dividend Housing Association Limited Partnership | Fiscal Period Ended: 12/31/06 | Project Number: 044-44381-LD |
|---|---|---|

## Part A - Compute Surplus Cash

**Cash**

| | | | |
|---|---|---|---|
| 1. Cash | $ 82,280 | | |
| 2. Tenant subsidy vouchers due for period covered by financial statement | $ 4,542 | | |
| 3. Other (describe) | $ - | | |
| (a) **Total Cash** (Add Lines 1, 2 and 3) | | $ | 86,822 |
| **Current Obligations** | | | |
| 4. Accrued mortgage interest payable | $ 3,998 | | |
| 5. Delinquent mortgage principal payments | $ - | | |
| 6. Delinquent deposits to reserve for replacements | $ - | | |
| 7. Accounts payable (due within 30 days) | $ 62,770 | | |
| 8. Loans and notes payable (due within 30 days) | $ - | | |
| 9. Deficient Tax Insurance or MIP Escrow Deposits | $ - | | |
| 10. Accrued expenses (not escrowed) | $ 8,967 | | |
| 11. Prepaid Revenue | $ 857 | | |
| 12. Tenant security deposits liability | $ 31,343 | | |
| 13. Other (Describe) | $ | | |
| (b) **Less Total Current Obligations** (Add Lines 4 through 13) | | $ | 107,935 |
| (c) **Surplus Cash (Deficiency)** (Line (a) minus Line (b)) | | $ | (21,113) |

## Part B - Compute Distributions to Owners and Required Deposit to Residual Receipts

| | | | |
|---|---|---|---|
| 1. Surplus Cash | | $ | (21,113) |
| **Limited Dividend Projects** | | | |
| 2a. Annual Distribution Earned During Fiscal Period Covered by the Statement | $ 21,253 | | |
| 2b. Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period | 307,254 | | |
| 2c. Distributions Paid During Fiscal Period Covered by Statement | $( 118,491) | | |
| 3. Amount to be Carried on Balance Sheet as Distribution Earned but Unpaid (Line 2a plus 2b minus 2c) | $ 210,016 | | |
| 4. Amount Available for Distribution During Next Fiscal Period | | $ | - |
| 5. Deposit Due Residual Receipts (Must be deposited with Mortgagee within 60 days after Fiscal Period ends) | | $ | - |

**Computation of Surplus Cash, Distributions and Residual Receipts**

| Project Name: NP-89 Limited Dividend Housing Association Limited Partnership | Fiscal Period Ended: 06/30/06 | Project Number: 044-44381-LD |
|---|---|---|

**Part A - Compute Surplus Cash**

**Cash**

| | | |
|---|---|---|
| 1. Cash | $ 122,890 | |
| 2. Tenant subsidy vouchers due for period covered by financial statement | $ 1,159 | |
| 3. Other (describe) | $ - | |
| (a) **Total Cash** (Add Lines 1, 2 and 3) | | $ 124,049 |
| **Current Obligations** | | |
| 4. Accrued mortgage interest payable | $ 4,498 | |
| 5. Delinquent mortgage principal payments | $ - | |
| 6. Delinquent deposits to reserve for replacements | $ - | |
| 7. Accounts payable (due within 30 days) | $ 10,249 | |
| 8. Loans and notes payable (due within 30 days) | $ - | |
| 9. Deficient Tax Insurance or MIP Escrow Deposits | $ - | |
| 10. Accrued expenses (not escrowed) | $ 6,260 | |
| 11. Prepaid Revenue | $ 963 | |
| 12. Tenant security deposits liability | $ 31,638 | |
| 13. Other (Describe) | $ - | |
| (b) **Less Total Current Obligations** (Add Lines 4 through 13) | | $ 53,608 |
| (c) **Surplus Cash (Deficiency)** (Line (a) minus Line (b)) | | $ 70,441 |

**Part B - Compute Distributions to Owners and Required Deposit to Residual Receipts**

| | | |
|---|---|---|
| 1. Surplus Cash | | $ 70,441 |
| **Limited Dividend Projects** | | |
| 2a. Annual Distribution Earned During Fiscal Period Covered by the Statement | $ 10,627 | |
| 2b. Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period | $ 307,254 | |
| 2c. Distributions Paid During Fiscal Period Covered by Statement | $( 48,050) | |
| 3. Amount to be Carried on Balance Sheet as Distribution Earned but Unpaid (Line 2a plus 2b minus 2c) | $ 269,831 | |
| 4. Amount Available for Distribution During Next Fiscal Period | | $ 70,441 |
| 5. Deposit Due Residual Receipts (Must be deposited with Mortgagee within 60 days after Fiscal Period ends) | | $ - |

## Independent Auditors' Report on Internal Control (Combined Report Applicable to Internal Control Over Financial Reporting Based on an Audit of Financial Statements and Internal Control Over Compliance for HUD-Assisted Programs)

To the Partners of
NP-89 Limited Dividend Housing Association
Limited Partnership

We have audited the financial statements of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD, as of and for the year ended December 31, 2006, and have issued our report thereon dated March 9, 2007. We have also audited the Partnership's compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated March 9, 2007.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide"), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the Partnership complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of the Partnership is responsible for establishing and maintaining effective internal control. In planning and performing our audit of the financial statements, we considered the Partnership's internal control over financial reporting and its internal control over compliance with requirements that would have a direct and material effect on a major HUD-assisted program in order to determine our auditing procedures for the purpose of expressing our opinions on the financial statements and on compliance and not to provide an opinion on the internal control over financial reporting and the internal control over compliance.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses. A material weakness is a reportable condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud that would be material in relation to the financial statements or that noncompliance with applicable requirements of laws and regulations that would be material in relation to a major HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control and its operation that we consider to be material weaknesses as defined above.

**Independent Auditors' Report on Internal Control (Combined Report Applicable to Internal Control Over Financial Reporting Based on an Audit of Financial Statements and Internal Control Over Compliance for HUD-Assisted Programs)**

This report is intended solely for the information and of the partners, management, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

BDO Seidman, LLP

Certified Public Accountants

Troy, Michigan
March 9, 2007

**NP-89 Limited Dividend
Housing Association Limited Partnership
(a Michigan Limited Partnership)
HUD Project No. 044-44381-LD**

## Independent Auditors' Report on Compliance with Specific Requirements Applicable to Major HUD Programs

To the Partners of
NP-89 Limited Dividend Housing Association
Limited Partnership

We have audited the compliance of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD, with the specific program requirements governing federal financial reports; mortgage status; replacement reserve; residual receipts; distributions to owners; tenant application, eligibility, and recertification; management functions; unauthorized change of ownership/acquisition of liabilities; unauthorized loans of project funds; unauthorized transfer of beneficial interest; electronic submission verification and excess income that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2006. Compliance with those requirements is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the Partnership's compliance based on our audit

We conducted our audit of compliance in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide"), issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether noncompliance with the requirements referred to above that could have a direct and material effect on a major HUD-assisted program occurred. An audit includes examining, on a test basis, evidence about the Partnership's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion. Our audit does not provide a legal determination of the Partnership's compliance with those requirements.

The results of our tests disclosed no instances of other matters that are required to be reported under Government Auditing Standards.

In our opinion, the Partnership complied, in all material respects, with the requirements referred to above that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2006.

This report is intended solely for the information of the partners, management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

BDO Seidman, LLP

Certified Public Accountants

Troy, Michigan
March 9, 2007

**NP-89 Limited Dividend**
**Housing Association Limited Partnership**
**(a Michigan Limited Partnership)**
**HUD Project No. 044-44381-LD**

## Independent Auditors' Report on Compliance with Specific Requirements Applicable to Fair Housing and Non-Discrimination

To the Partners of
NP-89 Limited Dividend Housing Association
Limited Partnership

We have applied procedures to test the Partnership's compliance with the Fair Housing and Non-Discrimination requirements applicable to its HUD-assisted programs for the year ended December 31, 2006.

Our procedures were limited to the applicable compliance requirement described by the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Our procedures were substantially less in scope than an audit, the objective of which is the expression of an opinion on the Partnership's compliance with the Fair Housing and Non-Discrimination requirements. Accordingly, we do not express such an opinion.

The results of our test disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended solely for the information and use of the partners, management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

BDO Seidman, LLP

Certified Public Accountants

Troy, Michigan
March 9, 2007

**NP-89 Limited Dividend**
**Housing Association Limited Partnership**
**(a Michigan Limited Partnership)**
**HUD Project No. 044-44381-LD**

## Certification of Partners

We hereby certify that we have examined the accompanying financial statements and supplemental data of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD and, to the best of our knowledge and belief, the same is complete and accurate.

---

General Partner

---

Gerald A. Krueger, President
American Community Developers, Inc.

E.I.N. 38-2895782

**Independent**
***Management Services***

14381 North Road
Fenton, Michigan 48430
Phone: (810) 750-7000
Fax: (810) 750-7840
Email:IMSTeam.NET

We hereby certify that we have examined the accompanying financial statements and supplemental data of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD and, to the best of our knowledge and belief, the same is complete and accurate.

Frank Carswell, President
Independent Management Services,
Management Agent for NP-89 Limited Dividend
Housing Association Limited Partnership

3-27-07
Date

E.I.N. 38-2888423

Annual Financial Statement

# Electronic Submission

**U.S. Department of Housing and Urban Development**
**Real Estate Assessment Center (REAC)**

Owner: NEWPORT-89, LDHALP TIN: 382895782
Reporting From: 01/01/2006 Reporting To: 12/31/2006
FHA/Contract Number(s): 04444381 Submission Type: AUD-2000.04

## Assets

| Account | Description | Value |
|---|---|---|
| 1120 | Cash - Operations | $ 9,038 |
| 1125 | Cash - Entity | $ 81,899 |
| 1130 | Tenant/Member Accounts Receivable (Coops) | $ 301 |
| 1130N | Net Tenant Accounts Receivable | $ 301 |
| 1135 | Accounts Receivable - HUD | $ 4,542 |
| 1170 | Short Term Investments - Operations | $ 37,614 |
| 1200 | Prepaid Expenses | $ 19,657 |
| 1100T | Total Current Assets | $ 153,051 |
| 1191 | Tenant/Patient Deposits Held in Trust | $ 35,628 |
| 1310 | Escrow Deposits | $ 37,089 |
| 1320 | Replacement Reserve | $ 133,322 |
| 1300T | Total Deposits | $ 170,411 |
| 1410 | Land | $ 150,000 |
| 1420 | Buildings | $ 7,557,185 |
| 1450 | Furniture for Project/Tenant Use | $ 292,139 |
| 1400T | Total Fixed Assets | $ 7,999,324 |
| 1495 | Accumulated Depreciation | $ 4,347,376 |
| 1400N | Net Fixed Assets | $ 3,651,948 |
| 1520 | Deferred Financing Costs | $ 25,546 |
| 1500T | Total Other Assets | $ 25,546 |
| 1000T | Total Assets | $ 4,036,584 |

## Liabilities

| Account | Description | Value |
|---|---|---|
| 2110 | Accounts Payable - Operations | $ 62,770 |
| 2120 | Accrued Wages Payable | $ 8,122 |
| 2123 | Accrued Management Fee Payable | $ 845 |
| 2130 | Accrued Interest Payable - Section 236 | $ 3,998 |
| 2170 | Mortgage (or Bonds) Payable - First Mortgage (Bonds) (Short Term) | $ 109,923 |

| Account | Description | Value |
|---|---|---|
| 2172 | Other Mortgages Payable (Short Term) | $ 76,802 |
| | **Detail - Other Mortgages Payable (Short Term)** | |
| | 2172-010 - Type of Mortgage — Second Mortgage | |
| | 2172-020 - Short-term Mortgage Principal Payable — $ 76,802 | |
| 2210 | Prepaid Revenue | $ 857 |
| 2122T | Total Current Liabilities | $ 263,317 |
| 2191 | Tenant/Patient Deposits Held In Trust (Contra) | $ 31,343 |
| 2320 | Mortgage (or Bonds) Payable - First Mortgage (or Bonds) | $ 1,971,669 |
| 2322 | Other Mortgages Payable (Long Term) | $ 1,124,483 |
| | **Detail - Other Mortgages Payable (Long Term)** | |
| | 2322-010 - Type of Mortgage — Second Mortgage | |
| | 2322-020 - Amount of Mortgage(s) Payable — $ 1,124,483 | |
| 2300T | Total Long Term Liabilities | $ 3,096,152 |
| 2000T | Total Liabilities | $ 3,390,812 |

**Equity Data - Entities other than Corporations**

| Account | Description | Value |
|---|---|---|
| 3130 | Total Equity | $ 645,772 |
| 2033T | Total Liabilities and Equity | $ 4,036,584 |

**Rent Revenue**

| Account | Description | Value |
|---|---|---|
| 5120 | Rent Revenue - Gross Potential | $ 300,737 |
| 5121 | Tenant Assistance Payments | $ 914,911 |
| 5193 | Special Claims Revenue | $ 1,921 |
| 5194 | Retained Excess Income | $ 476 |
| 5100T | Total Rent Revenue | $ 1,218,045 |

**Vacancies**

| Account | Description | Value |
|---|---|---|
| 5220 | Apartments | $ 25,792 |
| 5200T | Total Vacancies | $ 25,792 |
| 5152N | Net Rental Revenue (Rent Revenue Less Vacancies) | $ 1,192,253 |

**Financial Revenue**

| Account | Description | Value |
|---|---|---|
| 5410 | Financial Revenue - Project Operations | $ 1,601 |
| 5440 | Revenue from Investments - Replacement Reserve | $ 5,360 |
| 5400T | Total Financial Revenue | $ 6,961 |

**Other Revenue**

| Account | Description | Value |
|---|---|---|
| 5910 | Laundry and Vending Revenue | $ 373 |
| 5920 | Tenant Charges | $ 6,187 |
| 5990 | Miscellaneous Revenue | $ 3,384 |

| | | | |
|---|---|---|---|
| | **Details - Miscellaneous Revenue** | | |
| | 5990-010 - Description | Month End Closing Items | |
| | 5990-020 - Amount | $ 638 | |
| | 5990-010 - Description | Sale of Truck | |
| | 5990-020 - Amount | $ 199 | |
| | 5990-010 - Description | Eviction Fees | |
| | 5990-020 - Amount | $ 2,547 | |
| 5900T | Total Other Revenue | | $ 9,944 |
| 5000T | Total Revenue | | $ 1,209,158 |

**Administrative Expenses**

| Account | Description | Value | |
|---|---|---|---|
| 6210 | Advertising and Marketing | | $ 1,549 |
| 6250 | Other Renting Expenses | | $ 2,927 |
| 6310 | Office Salaries | | $ 62,081 |
| 6311 | Office Expenses | | $ 18,710 |
| 6320 | Management Fee | | $ 76,909 |
| 6340 | Legal Expense - Project | | $ 3,155 |
| 6350 | Audit Expense | | $ 6,880 |
| 6351 | Bookkeeping Fees/Accounting Services | | $ 10,483 |
| 6370 | Bad Debts | | $ 9,436 |
| 6390 | Miscellaneous Administrative Expenses | | $ 1,753 |
| | **Details - Miscellaneous Administrative Expenses** | | |
| | 6390-010 - Description | Dues & Fees | |
| | 6390-020 - Amount | $ 696 | |
| | 6390-010 - Description | Seminar Fees | |
| | 6390-020 - Amount | $ 1,057 | |
| 6263T | Total Administrative Expenses | | $ 193,883 |

**Utilities Expenses**

| Account | Description | Value | |
|---|---|---|---|
| 6450 | Electricity | | $ 13,784 |
| 6451 | Water | | $ 19,241 |
| 6452 | Gas | | $ 121,950 |
| 6453 | Sewer | | $ 32,153 |
| 6400T | Total Utilities Expense | | $ 187,128 |

**Operating & Maintenance Expenses**

| Account | Description | Value | |
|---|---|---|---|
| 6510 | Payroll | | $ 112,465 |
| 6515 | Supplies | | $ 80,554 |
| 6520 | Contracts | | $ 56,005 |
| 6525 | Garbage and Trash Removal | | $ 11,870 |
| 6530 | Security Payroll/Contract | | $ 8,259 |
| 6546 | Heating/Cooling Repairs and Maintenance | | $ 1,535 |
| 6548 | Snow Removal | | $ 5,632 |
| 6570 | Vehicle and Maintenance Equipment Operation and Repairs | | $ 6,310 |
| 6500T | Total Operating and Maintenance Expenses | | $ 282,630 |

### Taxes & Insurance

| Account | Description | Value | |
|---|---|---|---|
| 6710 | Real Estate Taxes | | $ 38,797 |
| 6711 | Payroll Taxes (Project's Share) | | $ 21,853 |
| 6720 | Property & Liability Insurance (Hazard) | | $ 31,438 |
| 6721 | Fidelity Bond Insurance | | $ 934 |
| 6722 | Workmen's Compensation | | $ 7,144 |
| 6723 | Health Insurance and Other Employee Benefits | | $ 21,680 |
| 6790 | Miscellaneous Taxes, Licenses, Permits and Insurance | | $ 506 |
| | **Details - Miscellaneous Taxes, Licenses, Permits and Insurance** | | |
| | 6790-010 - Description | Miscellaneous Taxes | |
| | 6790-020 - Amount | $ 506 | |
| 6700T | Total Taxes and Insurance | | $ 122,352 |

### Financial Expenses

| Account | Description | Value | |
|---|---|---|---|
| 6820 | Interest on First Mortgage (or Bonds) Payable | | $ 53,719 |
| 6850 | Mortgage Insurance Premium/ Service Charge | | $ 16,808 |
| 6800T | Total Financial Expenses | | $ 70,527 |

### Operating Results

| Account | Description | Value | |
|---|---|---|---|
| 6000T | Total Cost of Operations before Depreciation | | $ 856,520 |
| 5060T | Profit (Loss) before Depreciation | | $ 352,638 |
| 6600 | Depreciation Expenses | | $ 304,098 |
| 6610 | Amortization Expense | | $ 3,945 |
| 5060N | Operating Profit or (Loss) | | $ 44,595 |

### Corporate or Mortgagor Revenue/Expenses

| Account | Description | Value | |
|---|---|---|---|
| 7105 | Entity Revenue | | $ 1,650 |
| 7190 | Other Expenses | | $ 38,179 |
| | **Details - Other Expenses** | | |
| | 7190-010 - Description | Incentive Fee | |
| | 7190-020 - Amount | $ 10,000 | |
| | 7190-010 - Description | Partnership Administration Fee | |
| | 7190-020 - Amount | $ 28,050 | |
| | 7190-010 - Description | Postage & Bank Fees | |
| | 7190-020 - Amount | $ 114 | |
| | 7190-010 - Description | Taxes | |
| | 7190-020 - Amount | $ 15 | |
| 7100T | Net Entity Expenses | | $ 36,529 |

### Profit or Loss

| Account | Description | Value | |
|---|---|---|---|
| 3250 | Profit or Loss (Net Income or Loss) | | $ 8,066 |

## Part II

| Account | Description | Value |
|---|---|---|
| S1000-010 | Total first mortgage (or bond) principal payments required during the audit period (usually 12 months). This applies to all direct loans, HUD-held and HUD-insured first mortgages. | $ 100,745 |
| S1000-020 | The total of all monthly reserve for replacement deposits (usually 12 months) required during the audit period even if deposits have been temporarily waived or suspended. | $ 19,704 |

### Equity Data - Entities other than Corporations

| Account | Description | Value |
|---|---|---|
| S1100-010 | Beginning of Year Balance | $ 647,706 |
| 3250 | Net Income or Loss | $ 8,066 |
| S1200-420 | Distributions | $ -10,000 |
| 3130 | End of Year - 3130 | $ 645,772 |

### Cash Flow from Operating Activities

| Account | Description | Value |
|---|---|---|
| S1200-010 | Rental Receipts | $ 1,189,972 |
| S1200-020 | Interest Receipts | $ 8,611 |
| S1200-030 | Other Operating Receipts | $ 211,053 |
| S1200-040 | Total Receipts | $ 1,409,636 |
| S1200-050 | Administrative | $ -55,612 |
| S1200-070 | Management Fee | $ -78,401 |
| S1200-090 | Utilities | $ -190,890 |
| S1200-100 | Salaries and Wages | $ -179,671 |
| S1200-110 | Operating and Maintenance | $ -116,610 |
| S1200-120 | Real Estate Taxes | $ -38,797 |
| S1200-140 | Property Insurance | $ -30,945 |
| S1200-150 | Miscellaneous Taxes and Insurance | $ -52,132 |
| S1200-160 | Tenant Security Deposits | $ -2,569 |
| S1200-180 | Interest on First Mortgage | $ -186,978 |
| S1200-181 | Interest Payments - Second Mortgage | $ -68,876 |
| S1200-210 | Mortgage Insurance Premium (MIP) | $ -16,446 |
| S1200-225 | Entity/Construction Disbursements | $ -38,164 |

**Details - Entity/Construction Disbursements**

| | |
|---|---|
| S1200-226 - Description | Partnership Administration Fee |
| S1200-227 - Amount | $ -28,050 |
| S1200-226 - Description | Incentive Fee |
| S1200-227 - Amount | $ -10,000 |
| S1200-226 - Description | Postage & Bank Fees |
| S1200-227 - Amount | $ -114 |

| | | |
|---|---|---|
| S1200-230 | Total Disbursements | $ -1,056,091 |
| S1200-240 | Net Cash provided by (used in) Operating Activities | $ 353,545 |

**Cash Flow from Investing Activities**

| Account | Description | Value |
|---|---|---|
| S1200-245 | Net Deposits to the Mortgage Escrow account | $ 1,211 |
| S1200-250 | Net Deposits to the Reserve for Replacement account | $ -25,064 |
| S1200-330 | Net Purchase of Fixed Assets | $ -112,091 |
| S1200-350 | Net Cash used in Investing Activities | $ -135,944 |

**Cash Flow from Financing Activities**

| Account | Description | Value |
|---|---|---|
| S1200-360 | Principal Payments - First Mortgage (or Bonds) | $ -100,746 |
| S1200-361 | Principal Payments - Second Mortgage | $ -72,677 |
| S1200-420 | Distributions | $ -10,000 |
| S1200-460 | Net Cash used in Financing Activities | $ -183,423 |
| S1200-470 | Net increase (decrease) in Cash and Cash Equivalents | $ 34,178 |

**Cash and Cash Equivalents**

| Account | Description | Value |
|---|---|---|
| S1200-480 | Beginning of Period Cash | $ 94,373 |
| S1200T | End of Period Cash | $ 128,551 |

**Reconciliation of Net Profit (Loss) to Net Cash Provided by (Used in) Operating Activities**

| Account | Description | Value |
|---|---|---|
| 3250 | Profit or Loss (Net Income or Loss) | $ 8,066 |

**Adjustments to Reconcile Net Profit (Loss) to Net Cash Provided by (Used in) Operating Activities**

| Account | Description | Value |
|---|---|---|
| 6600 | Depreciation Expenses | $ 304,098 |
| 6610 | Amortization Expense | $ 3,945 |
| S1200-490 | Decrease (increase) in Tenant/Member Accounts Receivable | $ 891 |
| S1200-520 | Decrease (increase) in Prepaid Expenses | $ 861 |
| S1200-530 | Decrease (increase) in Cash Restricted for Tenant Security Deposits | $ -1,188 |
| S1200-540 | Increase (decrease) in Accounts Payable | $ 40,815 |
| S1200-560 | Increase (decrease) in Accrued Liabilities | $ 617 |
| S1200-580 | Increase (decrease) in Tenant | $ -1,381 |

| | | |
|---|---|---|
| S1200-590 | Security Deposits held in trust Increase (decrease) in Prepaid Revenue | $ -3,179 |

**Net Cash provided by (used in) Operating Activities**

| Account | Description | Value |
|---|---|---|
| S1200-610 | Net Cash provided by (used in) Operating Activities | $ 353,545 |

**Notes**

| Account | Description | Value |
|---|---|---|
| S3100-010 | Organization and Presentation Note | The Partnership was formed as a limited partnership under the laws of the State of Michigan on October 5, 1989 for the purpose of acquiring, maintaining and operating a rental housing project, pursuant to Section 236 of the National Housing Act. Such projects are regulated by the U.S. Department of Housing and Urban Development (HUD) as to rent charges and operating methods. The project consists of 168 units, known as NP-89 Limited Dividend Housing Association Limited Partnership and is located in Clinton Township, Michigan. Cash distributions are limited by agreements between the Partnership and HUD to $21,253 per year to the extent of surplus cash as defined by HUD. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. |
| S3100-040 | Summary of Significant Accounting Policies Note | Fixed Assets & Depreciation - Fixed assets are recorded at cost. Depreciation is computed over the estimated useful lives of the assets using straight-line and accelerated methods. Tax Abatement Program - The project is a participant in a tax abatement program providing for payments in lieu of taxes (PILOT). The payments are computed as 4 percent of net rental income less utilities expense and bad debts. The payments are deducted in the statement of profit and loss in the year in which the rental income is earned. Partnership Allocation - Income or loss of the Partnership is allocated one percent to the general partner and 99 percent to the limited partner. Distributable net cash flow, as defined by the Partnership agreement, is distributable one percent to the general partner and 99 percent to the limited partner. No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns. Use of Estimates - The preparation of financial statements in conformity |

| | | |
|---|---|---|
| | | with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Cash Equivalents - For purposes of the statement of cash flows, the Partnership considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. These investments are classified as a current asset under the category short-term investments on the balance sheet. |
| S3100-050 | Mortgages (or Bond) Payable Note | The first mortgage in the original amount of $3,285,000 is insured by the Federal Housing Administration (FHA), and is payable in monthly principal and interest installments of $7,241, net of an interest reduction subsidy through December 2007. The note bears interest at 8.75% per annum. However, HUD through the interest reduction subsidy, reduces the interest rate to an effective annual rate of 1%. The outstanding balance on the first mortgage totaled $2,081,592 at December 31, 2006. During September 2003, the Partnership refinanced its outstanding second mortgage by obtaining a new second mortgage note in the amount of $1,444,100. The note is payable in monthly installments of principal and interest of approximately $11,796, through June 2018. The note bears interest at 5.55% per annum. The outstanding balance on the second mortgage totaled $1,201,285 at December 31, 2006. The liability of the Partnership under the mortgage notes is limited to the underlying value of the real estate collateral plus other amounts deposited with the lenders. Maturities of the first and second mortgages payable for the five years following December 31, 2006 are as follows: 2007 - $186,725; 2008 - $201,111; 2009 - $216,658; 2010 - $233,463; and 2011 - $252,205. |
| | **Details - Mortgages Payable** | |
| | S3100-060 - Principal Payments in the next 12 months - Year 1 | $ 186,725 |
| | S3100-070 - Principal Payments in the next 12 | $ 201,111 |

| | | |
|---|---|---|
| | months - Year 2 | |
| | S3100-080 - Principal Payments in the next 12 months - Year 3 | $ 216,658 |
| | S3100-090 - Principal Payments in the next 12 months - Year 4 | $ 233,463 |
| | S3100-100 - Principal Payments in the next 12 months - Year 5 | $ 252,205 |
| | S3100-110 - Principal Payments remaining after Year 5 | $ 2,192,715 |
| S3100-200 | Related Party Transactions Note | Partnership Administration Fees - The Partnership has entered into a Partnership Administration Services agreement with the general partner for its services in managing the business of the Partnership. The annual fee is equal to 50% of net cash flow available for distribution as defined in the Partnership agreement subject to the availability of surplus cash, up to a maximum of $25,000 per year. If in any year, 50% of net cash flow available for distribution is in excess of $25,000, then such excess will be paid to the general partner to the extent the partnership administration fee paid in any prior year was less than $25,000 and such shortfall has not previously been paid. During 2006 the general partner was paid the $28,050. In addition, the general partner will receive an Annual Incentive Partnership Administration Fee up to a maximum of $10,000 per year. This fee is to be paid solely from the net cash flow available for distribution as defined in the Partnership agreement and is subject to the availability of surplus cash. No shortfall in this fee shall be paid in subsequent years. During 2006, the general partner was paid the $10,000 Incentive Partnership Administration Fee. |
| | **Details - Related Party Transactions** | |
| | S3100-210 - Company Name | American Community Developers, Inc. |
| | S3100-220 - Amount Received | $ 38,050 |
| S3100-230 | Management Fee Note | The property is managed pursuant to a management agreement. Management fees are payable at 6.45% of rental revenue and other income collected. Management fees charged to operations in 2006 totaled $76,909. In 2006, the property manager charged the property $10,483 for bookkeeping and accounting services. |
| S3100-240 | Additional Note | Reserve for Replacements - The reserve for replacement is controlled by the mortgagee for |

| | | |
|---|---|---|
| | | the benefit of the project. Disbursements may be made for capital expenditures, such as the replacement of assets, upon written approval by HUD. As required by the regulatory agreement, the reserve for replacement must be funded monthly. As of December 31, 2006, this account was funded as required. |
| S3100-240 | Additional Note | Tenant Security Deposits - HUD regulations require that any funds collected as security deposits shall be kept separate and apart from all other partnership funds in a trust account. At December 31, 2006, the Partnership had funded the following: Required Funding at December 31, 2006 - $31,343 Funded at December 31, 2006 Deposits held in trust - $35,628 |
| S3100-240 | Additional Note | Housing Assistance Payment Contract Agreements - The Federal Housing Administration (FHA) has contracted with the Partnership under Section 8 of Title II of the Housing and Community Development Act of 1974 to make housing assistance payments to the Partnership on behalf of qualified tenants. The agreement expires June 30, 2009. |
| S3100-240 | Additional Note | Supplemental Disclosure of Cash Flow Information - During 2006, the Partnership paid $54,745 for interest. |

**Report on the Financial Statement**

| Account | Description | Value |
|---|---|---|
| S2100-020 | Opinion | UNQUALIFIED |
| S2100-050 | Going Concern Issue | N |

**Report on Supplemental Data**

| Account | Description | Value |
|---|---|---|
| S2100-100 | Opinion | UNQUALIFIED |

**Report on Internal Controls**

| Account | Description | Value |
|---|---|---|
| S2200-020 | Significant Deficiencies Indicator | N |
| S2200-030 | Material Weaknesses Indicator | N |

**Report on Compliance - Major Programs**

| Account | Description | Value |
|---|---|---|
| S2300-020 | Opinion | UNQUALIFIED |
| S2300-030 | Material Non-Compliance Indicator | N |

**Report on Compliance - Non-Major Programs**

| Account | Description | Value |
|---|---|---|
| S2400-020 | Material Non-Compliance Indicator | N |

**Report on Compliance - Affirmative Fair Housing**

| Account | Description | Value |
|---|---|---|
| S2500-020 | Material Non-Compliance | N |

| | | |
|---|---|---|
| | Indicator | |

**Schedule of Findings and Questioned Costs**

| Account | Description | Value |
|---|---|---|
| S2700-110 | Contact Person First Name | Fred |
| S2700-120 | Contact Person Middle Initial | D |
| S2700-130 | Contact Person Last Name | Rozelle |

**Schedule of Reserve for Replacement**

| Account | Description | Value |
|---|---|---|
| 1320P | Balance at Beginning of Year | $ 108,258 |
| 1320DT | Total Monthly Deposits | $ 19,704 |
| 1320INT | Interest on Replacement Reserve Accounts | $ 5,360 |
| 1320 | Balance at End of Year, Confirmed by Mortgagee | $ 133,322 |
| 1320R | Deposits Suspended or Waived Indicator | N |

**Computation of Surplus Cash, Distributions, and Residual Receipts (Annual)**

| Account | Description | Value |
|---|---|---|
| S1300-010 | Cash | $ 82,280 |
| 1135 | Accounts Receivable - HUD | $ 4,542 |
| S1300-040 | Total Cash | $ 86,822 |
| S1300-050 | Accrued Mortgage (or Bond) Interest Payable | $ 3,998 |
| S1300-075 | Accounts Payable - 30 days | $ 62,770 |
| S1300-100 | Accrued Expenses [not escrowed] | $ 8,967 |
| 2210 | Prepaid Revenue | $ 857 |
| 2191 | Tenant/Patient Deposits Held In Trust (Contra) | $ 31,343 |
| S1300-140 | Total Current Obligations | $ 107,935 |
| S1300-150 | Surplus Cash (Deficiency) | $ -21,113 |
| S1300-160 | Annual Distribution earned during fiscal period covered by the statement | $ 21,253 |
| S1300-170 | Distribution Accrued and Unpaid as of the end of the prior fiscal period | $ 307,254 |
| S1300-180 | Distributions and Entity Expenses paid during fiscal period covered by statement | $ 118,491 |
| S1300-190 | Distribution Earned but Unpaid | $ 210,016 |
| S1300-200 | Amount Available for distribution during next fiscal period | $ 0 |
| S1300-210 | Deposit Due Residual Receipts | $ 0 |

**Computation of Surplus Cash, Distributions, and Residual Receipts (Mid-year)**

| Account | Description | Value |
|---|---|---|
| S1400-010 | Semi-Annual Period Ended | 06/30/2006 |
| S1400-020 | Cash | $ 122,890 |

| | | |
|---|---|---|
| S1400-030 | Tenant Subsidy due for semi-annual period | $ 1,159 |
| S1400-050 | Total Cash | $ 124,049 |
| S1400-060 | Accrued Mortgage Interest Payable | $ 4,498 |
| S1400-090 | Accounts Payable [due within 30 days] | $ 10,249 |
| S1400-120 | Accrued Expenses [not escrowed] | $ 6,260 |
| S1400-130 | Prepaid Revenue | $ 963 |
| S1400-140 | Tenant Security Deposits Liability | $ 31,638 |
| S1400-180 | Total Current Obligations | $ 53,608 |
| S1400-190 | Surplus Cash (Deficiency) | $ 70,441 |
| S1400-200 | Distribution earned during semi-annual period | $ 10,627 |
| S1400-210 | Distribution Accrued and Unpaid as of the end of the semi-annual period | $ 307,254 |
| S1400-220 | Distributions and Entity Expenses paid during semi-annual period | $ 48,050 |
| S1400-230 | Distribution Earned but Unpaid | $ 269,831 |
| S1400-240 | Amount Available for Distribution during next fiscal period | $ 70,441 |
| S1400-250 | Deposit Due Residual Receipts | $ 0 |

**Schedule of Changes in Fixed Asset Accounts**

| Account | Description | | Value |
|---|---|---|---|
| 1410P | Beginning Balance for 1410 | | $ 150,000 |
| 1410 | Land | | $ 150,000 |
| 1420P | Beginning Balance for 1420 | | $ 7,466,928 |
| 1420AT | Additions for 1420 | | $ 90,257 |
| | **Details - Additions for 1420** | | |
| | 1420A-010 - Item Purchased | Roof Project | |
| | 1420A-030 - Total Amount | $ 23,211 | |
| | 1420A-010 - Item Purchased | Boilers | |
| | 1420A-030 - Total Amount | $ 11,046 | |
| | 1420A-010 - Item Purchased | Fire Restoration | |
| | 1420A-030 - Total Amount | $ 56,000 | |
| 1420 | Buildings | | $ 7,557,185 |
| 1450P | Beginning Balance for 1450 | | $ 270,305 |
| 1450AT | Additions for 1450 | | $ 21,834 |
| | **Details - Additions for 1450** | | |
| | 1450A-010 - Item Purchased | Carpet | |
| | 1450A-030 - Total Amount | $ 21,834 | |
| 1450 | Furniture for Project/Tenant Use | | $ 292,139 |
| 1400PT | Total Beginning Balance for Fixed Assets | | $ 7,887,233 |

| | | |
|---|---|---|
| 1400AT | Total Asset Additions | $ 112,091 |
| 1400T | Total Fixed Assets | $ 7,999,324 |
| 1495P | Beginning Balance for 1495 | $ 4,043,278 |
| 6600 | Total Provisions | $ 304,098 |
| 1495 | Ending Balance for Accumulated Depreciation | $ 4,347,376 |
| 1400N | Total Net Book Value | $ 3,651,948 |

**Mortgagor's Certification**

| Account | Description | Value |
|---|---|---|
| S2900-010 | Narrative | We hereby certify that we have examined the accompanying financial statements and supplemental data of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD and, to the best of our knowledge and belief, the same is complete and accurate. |
| S2900-020 | Name of Signatory #1 | Gerald A. Krueger |
| S2900-025 | Title of Certifying Official | President |
| S2900-040 | Auditee Telephone Number | 313-881-8150 |
| S2900-050 | Date of Certification | 03/09/2007 |

**Managing Agent's Certification**

| Account | Description | Value |
|---|---|---|
| S3000-010 | Narrative | We hereby certify that we have examined the accompanying financial statements and supplemental data of NP-89 Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), HUD Project No. 044-44381-LD and, to the best of our knowledge and belief, the same is complete and accurate. |
| S3000-020 | Name of Managing Agent | Independent Management Services |
| S3000-030 | Name of Signatory | Frank Carswell |
| S3000-040 | Managing Agent TIN | 38-2888423 |
| S3000-050 | Name of Property Manager | Jeff Smith |

**Auditor's Transmittal Letter**

| Account | Description | Value |
|---|---|---|
| S3200-005 | Audit Firm ID (UII) | 55840 |
| S3200-010 | Audit Firm | BDO Seidman LLP-Troy |
| S3200-020 | Lead Auditor First Name | Fred |
| S3200-030 | Lead Auditor Middle Name | D |
| S3200-040 | Lead Auditor Last Name | Rozelle |
| S3200-050 | Auditor Street Address Line 1 | 755 W Big Beaver Rd |
| S3200-060 | Auditor Street Address Line 2 | Suite 1900 |
| S3200-070 | Auditor City | Troy |
| S3200-080 | Auditor State | MI |
| S3200-090 | Auditor Zip Code | 48084 |
| S3200-110 | Telephone Number | 248-362-2100 |
| S3200-120 | Audit Firm TIN | 135381590 |
| S3200-130 | Date of Independent Auditor's Report | 03/09/2007 |

- end of statement -